UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-2653

Dreyfus Bond Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31

Date of reporting period:	8/31/07

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
30	Financial Highlights
31	Notes to Financial Statements
38	Report of Independent Registered
Public Accounting Firm
39	Important Tax Information
40	Board Members Information
43	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Municipal
Bond Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis over the spring and summer of 2007 produced heightened volatility in the U.S. bond market. As credit concerns spread from the sub-prime mortgage area to other fixed-income market sectors, investors’ appetite for risk shifted from ample to cautious.The resulting “flight to quality” produced price gains in U.S. Treasury securities and, to a lesser extent, high-quality municipal bonds. The more credit-sensitive areas of the market suffered sharp declines, including most mortgage-backed and corporate-backed bonds as well as high-yield municipal bonds.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected.Many investors were encouraged by the Fed’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation September 19, 2007
2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Paul Disdier, Director of Municipal Securities

Fund and Market Performance Overview

Municipal bond prices remained relatively stable over the first 10 months of the reporting period in an environment of moderating economic growth, steady short-term interest rates and robust investor demand. However, the market encountered heightened volatility in July and August, when credit concerns emanating from the sub-prime mortgage market led to a period of reduced ready liquidity in the market. The fund’s performance was driven mainly by its focus on longer-maturity as well as yield-oriented securities.

For the 12-month period ended August 31, 2007, Dreyfus Municipal Bond Fund achieved a total return of 1.21% .1 In comparison, the Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, which is not subject to fees and expenses like a mutual fund, achieved a total return of 2.30% for the same period.2

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.The fund will invest at least 75% of its assets in municipal bonds rated A or better or the unrated equivalent as determined by Dreyfus.3 The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by Dreyfus, including bonds rated below investment-grade quality (“high yield” or “junk” bonds).The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

assess the current interest rate environment and the municipal bond’s potential volatility under different interest rate scenarios. We focus on bonds with the potential to offer attractive current income or that are trading at attractive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The fund’s allocation to either discount bonds or premium bonds will change along with our changing views of the current interest rate and market environments.We also may look to select bonds that are most likely to obtain attractive prices when sold.

Summer Turbulence Interrupted a Long Period of Market Stability

Market conditions generally remained favorable over the first 10 months of the reporting period. A moderate economic slowdown, mild inflation and an unchanged monetary policy helped to keep bond prices within a relatively narrow range. Municipal bonds also were supported by robust investor demand and sound fiscal conditions for most states and municipalities.

However, these conditions changed dramatically over the summer of 2007, when turmoil in the sub-prime mortgage sector of the taxable bond market spread to other fixed-income sectors. Although we saw no evidence of credit deterioration among municipal bond issuers, the tax-exempt market was nonetheless affected by selling pressure from highly leveraged hedge funds and other non-traditional tax-exempt investors, which were attempting to raise cash as a result of diminished access to cash stemming from the sub-prime fallout.

The strategies that had boosted the fund’s performance during the first 10 months of the reporting period also left it exposed to heightened market volatility over the summer. In an attempt to capture incrementally higher yields, we had focused primarily on high-quality municipal bonds in the intermediate- to long-term range, and we de-emphasized securities with shorter maturities. In addition, we held a number of yield-oriented bonds backed by airlines, health care facilities and the states’ settlement of litigation with U.S. tobacco companies. Despite

4

possessing mostly investment-grade credit ratings and no change in underlying credit fundamentals or ratings, these holdings were relatively hard-hit during the downturn.

Adapting to a New Phase of the Credit Cycle

As of the reporting period’s end, we began to see a rebound in security prices from the lows reached in mid-August. In our judgment, some areas of the municipal bond market probably were punished too severely during the downturn, and we expect them to return to price levels that more accurately reflect their current credit fundamentals. In addition, municipal bonds generally have become more attractively valued relative to U.S. Treasury securities. Accordingly, we have retained the fund’s yield-oriented holdings which, along with the fund’s current holdings of longer-term municipal bonds, should help the fund maintain its relatively consistent dividend income and properly position the fund in the event that slower economic growth and housing market concerns take their toll on consumer spending.

Yet, we expect market volatility to persist as hedge funds and other institutional investors continue to de-leverage their portfolios. Therefore, we intend to intensify the fund’s focus on higher-quality issues possessing higher coupon price structures that, in our view, are likely to exhibit favorable liquidity characteristics as the credit cycle moves into a new phase.

September 19, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment grade bonds (at the time of purchase) which are subsequently downgraded to below investment grade.

The Fund 5

Average Annual Total Returns	as of 8/31/07
	1 Year	5 Years	10 Years

Fund	1.21%	3.85%	4.17%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Municipal Bond Fund on 8/31/97 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and
expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market
overall.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 4.45
Ending value (after expenses)	$985.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 4.53
Ending value (after expenses)	$1,020.72

† Expenses are equal to the fund’s annualized expense ratio of .89%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
August 31, 2007

Long-Term Municipal	Coupon	Maturity	Principal
Investments—101.7%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—4.3%
Alabama Public School and College
Authority (Capital Improvement)	5.50	7/1/19	29,250,000	30,533,197
Courtland Industrial Development
Board, EIR (International
Paper Company Project)	6.25	8/1/25	8,000,000	8,325,680
Jefferson County,
Limited Obligation School Warrants	5.25	1/1/19	23,000,000	24,088,360
Jefferson County,
Limited Obligation School Warrants	5.25	1/1/20	20,000,000	20,901,400
Alaska—1.0%
Alaska Energy Authority,
Power Revenue (Bradley Lake
Hydroelectric Project)
(Insured; FSA)	6.00	7/1/17	5,730,000	6,513,921
Alaska International Airports
System, Revenue (Insured; AMBAC)	5.75	10/1/12	4,500,000 [a]	4,929,210
Anchorage,
Electric Utility Revenue
(Insured; MBIA)	6.50	12/1/15	6,135,000	7,220,711
Arizona—1.9%
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power
Company Project)	5.85	3/1/28	7,750,000	7,750,697
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power
Company Project)	5.88	3/1/33	28,570,000	28,572,000
California—11.1%
California,
GO (Various Purpose)	5.50	4/1/14	4,205,000 [a]	4,626,761
California,
GO (Various Purpose)	5.50	4/1/14	9,545,000 [a]	10,502,363
California County Tobacco
Securitization Agency, Tobacco
Settlement Asset-Backed Bonds
(Kern County Tobacco Funding
Corporation)	6.25	6/1/37	6,100,000	6,190,402

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California Department of Veterans
Affairs, Home Purchase Revenue	5.00	12/1/42	8,000,000	7,744,560
California Department of Water
Resources, Power Supply Revenue	5.13	5/1/12	20,500,000 [a]	21,993,425
California Department of Water
Resources, Water Revenue
(Central Valley Project)	5.50	12/1/11	1,280,000 [a]	1,376,435
California Department of Water
Resources, Water Revenue
(Central Valley Project)	5.50	12/1/16	6,390,000	6,838,386
California Health Facilities Financing
Authority, Revenue (Sutter Health)	5.25	11/15/46	10,400,000	10,597,600
California Housing Finance Agency,
Home Mortgage Revenue	4.80	8/1/37	5,000,000	4,804,200
California Public Works Board,
LR (Department of Mental
Health) (Coalinga State Hospital)	5.13	6/1/29	7,000,000	7,115,220
California Public Works Board,
LR (Various University of
California Projects)	5.50	6/1/14	9,750,000	10,541,115
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/26	26,085,000	9,805,091
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/42	60,655,000	9,309,936
Chula Vista,
IDR (San Diego Gas and Electric)	5.50	12/1/21	10,000,000	10,264,500
Coast Community College District,
GO (Insured; FSA)	0.00	8/1/29	15,000,000	11,432,550
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds	5.50	6/1/13	28,495,000 [a]	30,771,181
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds (Insured; FGIC)	5.50	6/1/13	11,500,000 [a]	12,418,620

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	29,725,000	28,930,154
San Francisco Bay Area Rapid
Transit District, GO	5.00	8/1/35	10,000,000	10,319,300
San Mateo County Community College
District, GO (Insured; MBIA)	0.00	9/1/25	10,000,000	4,100,800
Colorado—1.0%
University of Colorado Hospital
Authority, Revenue	5.00	11/15/37	5,000,000	4,636,800
University of Colorado Regents,
University Enterprise Revenue
(Insured; MBIA)	5.00	6/1/23	13,805,000	14,393,783
Connecticut—.5%
Mashantucket Western Pequot Tribe,
Special Revenue	6.40	9/1/07	9,170,000 [a,b]	9,261,700
Delaware—.4%
Delaware Economic Development
Authority, Water Revenue
(United Water Delaware
Project) (Insured; AMBAC)	6.20	6/1/25	5,000,000	5,008,100
Delaware Housing Authority,
Senior SFMR	6.45	1/1/26	1,195,000	1,231,173
Delaware River and Bay Authority,
Revenue (Insured; MBIA)	5.25	1/1/13	2,015,000 [a]	2,156,252
District of Columbia—1.4%
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	6.50	5/15/33	12,855,000	14,093,836
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	0.00	6/15/46	184,975,000	13,440,284
Florida—4.4%
Florida Department of
Environmental Protection,
Revenue (Insured; FGIC)	5.75	7/1/13	10,270,000	10,904,789

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Florida Housing Finance Corporation,
Homeowner Mortgage Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	5.10	7/1/31	9,680,000	9,528,411
Florida State Board of Education,
Public Education Capital Outlay	5.50	6/1/16	12,000,000	12,830,160
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	9,000,000	8,999,280
Orange County,
Tourist Development Tax
Revenue (Insured; AMBAC)	5.00	10/1/24	10,110,000	10,431,700
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	12/1/12	2,090,000 [a]	2,310,495
Orlando Utilities Commission,
Water and Electric Revenue	6.75	10/1/17	15,875,000	18,543,270
Tampa,
Utility Tax and Special
Revenue (Insured; AMBAC)	5.75	10/1/13	9,100,000	10,042,396
Tampa Bay Water,
Utility System Improvement
Revenue (Insured; FGIC)	5.25	10/1/19	2,575,000	2,698,523
Georgia—5.5%
Atlanta Development Authority,
Student Housing Revenue
(ADA/CAU Partners, Inc.
Project at Clark Atlanta
University) (Insured; ACA)	6.25	7/1/14	4,575,000	4,855,996
Chatham County Hospital Authority,
Improvement Revenue (Memorial
Health University)	5.75	1/1/29	4,000,000	4,072,840
Fulton County Facilities
Corporation, COP (Fulton
County Public Purpose Project)
(Insured; AMBAC)	5.50	11/1/18	11,630,000	12,290,468
Georgia	5.80	11/1/09	19,580,000 [a]	20,808,253
Georgia	5.80	11/1/09	20,000,000 [a]	21,254,600

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Georgia (continued)
Georgia	5.00	8/1/23	19,750,000	20,815,118
Metropolitan Atlanta Rapid Transit
Authority, Sales Tax Revenue
(Insured; FGIC)	5.25	7/1/32	10,000,000	10,947,800
Milledgeville and Baldwin County
Development Authority, Revenue
(Georgia College and State
University Foundation Property
III, LLC Student Housing
System Project)	5.63	9/1/14	5,100,000 [a]	5,691,600
Private Colleges and Universities
Authority, Revenue (Mercer
University Project)	5.75	10/1/11	6,000,000 [a]	6,559,320
Hawaii—.8%
Hawaii
(Insured; FSA)	5.80	9/1/09	14,000,000 [a]	14,696,080
Idaho—.7%
Idaho Housing Agency,
MFHR	6.70	7/1/24	8,300,000	8,306,972
Power County Industrial
Development Corporation, SWDR
(FMC Corporation Project)	6.45	8/1/32	4,750,000	4,968,595
Illinois—4.3%
Chicago O’Hare International
Airport, General Airport Third
Lien Revenue (Insured; FGIC)	5.25	1/1/23	21,370,000	22,434,226
Chicago O’Hare International
Airport, General Airport Third
Lien Revenue (Insured; FSA)	5.75	1/1/24	9,215,000	9,754,538
Chicago O’Hare International
Airport, General Airport Third
Lien Revenue (Insured; MBIA)	5.25	1/1/27	2,500,000	2,540,175
Chicago O’Hare International
Airport, Special Facility
Revenue (American
Airlines, Inc. Project)	5.50	12/1/30	12,000,000	11,330,640
Illinois Finance Authority,
Revenue (Northwestern
Memorial Hospital)	5.50	8/15/43	22,310,000	22,993,578

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	10,000,000 [a]	10,726,000
Illinois Housing Development
Authority (Multi-Family Program)	6.75	9/1/21	3,805,000	3,809,224
Indiana—.8%
Indiana Educational Facilities
Authority, Educational Facilities
Revenue (Butler University
Project) (Insured; MBIA)	5.50	2/1/26	3,500,000	3,637,620
Indiana Transportation Finance
Authority, Highway Revenue
(Insured; FGIC)	5.75	12/1/21	10,000,000	11,400,100
Kansas—1.0%
Wichita,
Hospital Facilities Improvement
Revenue (Christi Health System)	5.50	11/15/26	7,000,000	7,159,740
Wyandotte County Kansas City
Unified Government, Utility
System Revenue (Insured; AMBAC)	5.60	9/1/23	12,010,000	13,374,576
Kentucky—1.0%
Kentucky Municipal Power Agency,
Power System Revenue (Prairie
State Project) (Insured; MBIA)	5.00	9/1/37	10,000,000 [c]	10,121,700
Mount Sterling,
LR (Kentucky League of Cities
Funding Trust Program)	6.10	3/1/18	7,955,000	9,030,039
Maryland—1.0%
Maryland Community Development
Administration, Department of
Housing and Community
Development	6.00	7/1/39	10,000,000 [b,d]	10,139,950
Maryland Economic Development
Corporation, Student Housing
Revenue (Frostburg State
University Project)	6.25	10/1/33	8,580,000	8,637,572
Massachusetts—6.4%
Massachusetts	6.00	2/1/10	20,000,000 [a,b,d]	21,229,200

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts
(Insured; FSA)	5.25	9/1/24	17,000,000	18,577,940
Massachusetts,
Consolidated Loan (Insured; FSA)	5.25	8/1/24	14,000,000	14,953,260
Massachusetts,
Special Obligation Dedicated
Tax Revenue (Insured; FGIC)	5.25	1/1/14	5,000,000 [a]	5,385,450
Massachusetts Bay Transportation
Authority, Senior Sales
Tax Revenue	5.00	7/1/22	9,900,000	10,393,812
Massachusetts Housing Finance
Agency, Housing Revenue	5.30	6/1/49	6,250,000	6,162,563
Massachusetts Housing Finance
Agency, SFHR	7.13	6/1/25	950,000	950,741
Massachusetts Municipal Wholesale
Electric Company, Power Supply
System Revenue (Nuclear
Project Number 4 Issue)
(Insured; MBIA)	5.25	7/1/13	10,000,000	10,652,100
Massachusetts Water Resources
Authority, General Revenue
(Insured; FSA)	5.25	8/1/24	24,140,000	26,372,467
Massachusetts Water Resources
Authority, General Revenue
(Insured; FSA)	5.25	8/1/28	10,000,000	10,987,700
Michigan—.6%
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	7,500,000	7,812,225
Michigan Strategic Fund, SWDR
(Genesee Power Station Project)	7.50	1/1/21	4,305,000	4,238,617
Minnesota—1.0%
Minneapolis and Saint Paul Metropolitan
Airports Commission, Airport
Revenue (Insured; FGIC)	5.75	1/1/10	5,000,000 [a]	5,275,600
Prior Lake-Savage Area Schools
Independent School District
Number 719, GO School
Building (Insured; FSA)	5.00	2/1/18	1,000,000	1,051,800

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/30	11,000,000	11,318,010
Shakopee Health Care Facilities,
Revenue (Saint Francis
Regional Medical Center)	5.25	9/1/34	3,000,000	2,860,710
Mississippi—.3%
Mississippi Home Corporation,
SFMR (Collateralized: FNMA
and GNMA)	6.25	12/1/32	6,370,000	6,754,302
Missouri—1.5%
Missouri Health and Educational
Facilities Authority,
Educational Facilities Revenue
(The Washington University)	5.00	1/15/37	10,000,000	10,289,700
Missouri Higher Education Loan
Authority, Student Loan Revenue	6.75	2/15/09	11,500,000	11,514,490
Saint Louis,
Airport Revenue (Lambert-Saint
Louis International Airport)
(Airport Development Program)
(Insured; MBIA)	5.63	7/1/11	2,500,000 [a]	2,671,775
Saint Louis,
Airport Revenue (Lambert-Saint
Louis International Airport)
(Airport Development Program)
(Insured; MBIA)	5.63	7/1/11	5,000,000 [a]	5,343,550
Nebraska—2.1%
Omaha Public Power District,
Electric Revenue	5.50	2/1/14	37,300,000	40,249,311
Nevada—.9%
Clark County,
IDR (Nevada Power Company
Project)	5.60	10/1/30	3,000,000	3,005,730
Clark County,
IDR (Nevada Power
Company Project)	5.90	11/1/32	15,000,000	15,001,500

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Hampshire—1.1%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; MBIA)	6.00	5/1/21	15,500,000	15,988,715
New Hampshire Housing Finance
Authority, Multi-Family Housing	7.55	7/1/13	1,155,000	1,248,324
New Hampshire Housing Finance
Authority, Single Family
Mortgage Acquisition Revenue	5.00	7/1/31	3,105,000	3,018,433
New Hampshire Housing Finance
Authority, Single Family
Residential Mortgage	6.85	1/1/25	1,125,000	1,136,700
New Jersey—10.3%
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(The Cooper Health System
Obligated Group Issue)	5.25	2/15/20	9,505,000	9,536,747
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/24	12,120,000	12,325,313
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/31	9,865,000	10,051,350
New Jersey Economic Development
Authority, PCR (Public Service
Electric and Gas Company
Project) (Insured; MBIA)	6.40	5/1/32	39,140,000	39,448,423
New Jersey Transit Corporation,
Master Lease Agreement, COP,
Federal Transit Administration
Grants (Insured; AMBAC)	5.75	9/15/10	15,000,000 [a]	15,891,450
New Jersey Transportation Trust
Fund Authority (Insured; FSA)	6.00	6/15/12	24,660,000 [b,d]	27,166,442
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.75	6/15/18	7,750,000	8,693,563
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.75	6/15/20	12,645,000	14,227,395
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; MBIA)	5.75	1/1/17	30,000,000 [b,d]	31,320,150

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Tobacco Settlement Financing
Corporation of New Jersey, Tobacco
Settlement Asset-Backed Bonds	6.75	6/1/13	3,000,000 [a]	3,447,180
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/13	12,065,000 [a]	14,010,964
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	20,000,000	17,337,000
New Mexico—.5%
New Mexico Finance Authority,
State Transportation Revenue
(Senior Lien) (Insured; MBIA)	5.25	6/15/20	8,000,000	8,507,680
New Mexico Mortgage Financing
Authority	6.80	1/1/26	1,015,000	1,042,060
New York—12.2%
Long Island Power Authority,
Electric System General
Revenue (Insured; FSA)	5.50	12/1/12	10,000,000	10,889,500
Long Island Power Authority,
Electric System General
Revenue (Insured; FSA)	5.50	12/1/13	25,860,000	28,381,609
Metropolitan Transportation
Authority, State Service
Contract Revenue	5.75	1/1/18	17,025,000	19,149,209
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; AMBAC)	5.50	11/15/19	5,000,000	5,379,400
Nassau County Industrial
Development Agency, IDR
(Keyspan-Glenwood Energy
Center, LLC Project)	5.25	6/1/27	10,000,000	10,102,900
New York City	5.75	3/1/13	5,505,000 [a]	6,054,784
New York City	5.75	3/1/18	7,800,000	8,384,298
New York City	5.25	8/15/24	18,500,000	19,314,740
New York City
(Insured; MBIA)	5.50	5/15/09	11,180,000 [a]	11,629,101

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade Center,
LLC Project)	6.50	3/1/35	10,000,000	10,451,900
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.50	8/1/16	10,360,000	11,583,516
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	14,000,000	16,219,840
New York City Transitional Finance
Authority, Future Tax
Secured Revenue	5.75	2/15/10	5,100,000 [a]	5,399,013
New York City Transitional Finance
Authority, Future Tax
Secured Revenue	5.75	2/15/10	11,910,000 [a]	12,608,283
New York City Transitional Finance
Authority, Future Tax
Secured Revenue	5.50	5/1/10	29,100,000 [a,b,d]	30,737,894
New York State Dormitory
Authority, Consolidated Second
General Resolution Revenue
(City University System)	7.50	7/1/10	2,750,000	2,917,695
New York State Dormitory
Authority, Insured Revenue
(New York University)
(Insured; MBIA)	5.75	7/1/27	9,500,000	10,917,400
Triborough Bridge and Tunnel
Authority, General
Purpose Revenue	5.50	1/1/09	20,000,000 [a]	20,490,600
North Carolina—1.3%
Charlotte	5.25	2/1/15	9,380,000	9,622,567
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; AMBAC)	5.00	1/1/20	14,000,000	14,535,360
North Carolina Housing Finance
Agency, Single Family Revenue	6.50	9/1/26	1,355,000	1,382,913

18

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oklahoma—.4%
Claremore Industrial and
Redevelopment Authority, EDR
(Yuba Project)	8.38	7/1/11	7,500,000	7,517,400
Pennsylvania—1.9%
Allegheny County Hospital
Development Authority, Health
System Revenue (West Penn
Allegheny Health System)	5.38	11/15/40	15,000,000	14,028,600
Lehman Municipal Trust Receipts
(Pennsylvania Economic
Development Financing
Authority, SWDR (USG
Corporation Project))	6.00	6/1/31	12,000,000 [b,d]	12,080,580
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue (Reliant
Energy Seward, LLC Project)	6.75	12/1/36	10,000,000	10,870,500
South Carolina—1.1%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow)	5.88	12/1/12	4,000,000 [a]	4,441,400
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow)	5.00	12/1/23	15,000,000	15,441,150
South Carolina Housing Finance and
Development Authority,
Mortgage Revenue	6.70	7/1/27	1,440,000	1,472,126
South Carolina Housing Finance and
Development Authority,
Mortgage Revenue
(Collateralized; FHA)	6.75	7/1/26	815,000	815,758
Tennessee—4.1%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/36	10,525,000	10,486,373
Tennessee Energy Acquisition
Corporation, Gas Project Revenue	5.25	9/1/23	20,000,000	20,446,400

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Tennessee (continued)
Tennessee Energy Acquisition
Corporation, Gas Project Revenue	5.00	2/1/27	50,000,000	49,235,000
Texas—6.6%
Alliance Airport Authority Inc.,
Special Facilities Revenue
(American Airlines, Inc. Project)	5.75	12/1/29	15,000,000	14,407,800
Brazos River Authority,
PCR (TXU Energy
Company LLC Project)	6.75	10/1/38	5,790,000	6,120,898
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Facility Improvement
Corporation Revenue
(American Airlines Inc.)	5.50	11/1/30	5,000,000	4,552,250
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Facility Improvement
Corporation Revenue
(Learjet Inc. Project)	6.15	1/1/16	5,865,000	5,866,642
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Joint Improvement
Revenue (Insured; FGIC)	5.75	11/1/14	15,070,000	16,037,494
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International
Airport, Joint Improvement
Revenue (Insured; FGIC)	5.75	11/1/15	10,000,000	10,533,500
Harris County Hospital District,
Mortgage Revenue
(Insured; AMBAC)	7.40	2/15/10	2,550,000	2,671,329
Houston,
Airport System Special
Facilities Revenue (Continental
Airlines, Inc. Airport
Improvement Projects)	5.70	7/15/29	2,000,000	1,909,720
Houston,
Airport System Special Facilities
Revenue (Continental Airlines, Inc.
Terminal E Project)	6.75	7/1/21	10,000,000	10,320,100

20

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Houston,
Airport System Special Facilities
Revenue (Continental Airlines, Inc.
Terminal E Project)	7.00	7/1/29	5,800,000	6,045,746
Houston,
Utilities System Revenue,
First Lien (Insured; FSA)	5.25	5/15/21	18,075,000	19,021,949
Houston Area Water Corporation,
City of Houston Contract Revenue
(Northeast Water Purification
Plant Project) (Insured; FGIC)	5.25	3/1/12	2,470,000 [a]	2,627,907
San Antonio,
Water System Revenue
(Insured; FSA)	5.50	5/15/20	2,500,000	2,659,800
Tarrant County Health Facilities
Development Corporation,
Health Resources System
Revenue (Insured; MBIA)	5.75	2/15/14	9,470,000	10,481,112
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	12,000,000	12,757,920
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.50	8/15/39	2,500,000	2,607,300
Virginia—1.4%
Danville Industrial Development
Authority, HR (Danville
Regional Medical Center)
(Insured; AMBAC)	5.25	10/1/28	1,500,000	1,616,055
Tobacco Settlement Financing
Corporation of Virginia, Tobacco
Settlement Asset-Backed Bonds	5.50	6/1/12	10,000,000 [a]	10,867,600
Upper Occoquan Sewage Authority,
Regional Sewerage System
Revenue (Insured; MBIA)	5.15	7/1/20	5,210,000	5,640,294
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	5.10	10/1/35	10,000,000	9,716,100

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Washington—2.4%
Bellevue
(Insured; MBIA)	5.50	12/1/39	12,000,000	12,635,880
Seattle,
Municipal Light and Power
Revenue, Improvement
(Insured; FSA)	5.50	3/1/13	11,585,000	12,227,852
Seattle,
Municipal Light and Power
Revenue, Improvement
(Insured; FSA)	5.50	3/1/16	15,400,000	16,259,782
Tumwater Office Properties,
LR (Washington State
Office Building)	5.00	7/1/28	5,110,000	5,190,942
West Virginia—.5%
West Virginia,
Infrastructure GO (Insured; FGIC)	6.50	11/1/16	2,600,000 [a]	3,123,562
West Virginia,
Infrastructure GO (Insured; FGIC)	0.00	11/1/26	5,450,000	2,158,963
West Virginia State Building
Commission, Subordinate LR
(West Virginia Regional Jail
and Correctional Facility
Authority) (Insured; AMBAC)	5.38	7/1/21	2,505,000	2,722,008
West Virginia Water Development
Authority, Water Development
Revenue (Loan Program II)
(Insured; AMBAC)	5.00	11/1/29	1,400,000	1,426,922
Wisconsin—2.2%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/28	25,000,000	26,348,750
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.63	2/15/29	9,725,000	9,751,160

22

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Wisconsin (continued)
Wisconsin Health and Educational
Facilities Authority, Revenue
(FH Healthcare Development
Inc. Project)	6.25	11/15/09	5,000,000 [a]	5,307,400
Wisconsin Health and Educational
Facilities Authority, Revenue
(Marshfield Clinic)	5.38	2/15/34	1,000,000	969,780
U.S. Related—1.8%
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue	6.00	7/1/10	20,050,000 [a]	21,506,833
Puerto Rico Infrastructure
Financing Authority, Special
Obligation	5.50	10/1/32	7,000,000	7,354,060
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/36	23,150,000	5,446,501
Total Long-Term
Municipal Investments
(cost $1,956,494,231)				1,990,716,209

Short-Term Municipal
Investments—1.0%

Oregon—.2%
Port of Morrow,
EIR (Portland General Electric
Company Coyote Springs Project)	3.94	9/1/07	3,300,000 [e]	3,300,000
Texas—.7%
Harris County Health Facilities
Development Corporation,
Revenue (Texas Children’s
Hospital Project) (Insured;
MBIA and Liquidity Facility;
JPMorgan Chase Bank)	3.98	9/1/07	13,520,000 [e]	13,520,000

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Wisconsin—.1%
Wisconsin Health and Educational
Facilities Authority, Revenue
(Gunderson Lutheran) (Insured;
FSA and Liquidity Facility;
Dexia Credit Locale)	3.95	9/1/07	2,000,000 [e]	2,000,000
Total Short-Term Municipal Investments
(cost $18,820,000)				18,820,000

Total Investments (cost $1,975,314,231)			102.7%	2,009,536,209
Liabilities, Less Cash and Receivables			(2.7%)	(51,906,335)
Net Assets			100.0%	1,957,629,874

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, these securities amounted to $141,935,916 or 7.3% of net assets.
[c] Purchased on a delayed delivery basis.
[d] Collateral for floating rate borrowings.
[e] Securities payable on demand.Variable interest rate—subject to periodic change.

24

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	49.1
AA		Aa		AA	20.1
A		A		A	8.3
BBB		Baa		BBB	13.9
BB		Ba		BB	1.7
B		B		B	2.5
CCC		Caa		CCC	1.6
F1		MIG1/P1		SP1/A1	.8
Not Rated [f]		Not Rated [f]		Not Rated [f]	2.0
					100.0

†	Based on total investments.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	1,975,314,231	2,009,536,209
Interest receivable		25,271,854
Receivable for investment securities sold		12,310,973
Receivable for shares of Common Stock subscribed		31,814
Prepaid expenses		54,557
		2,047,205,407

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,106,691
Cash overdraft due to Custodian		2,123,207
Payable for floating rate notes issued		62,880,000
Payable for investment securities purchased		22,035,533
Payable for shares of Common Stock redeemed		723,598
Interest and related expenses payable		544,798
Accrued expenses		161,706
		89,575,533

Net Assets ($)		1,957,629,874

Composition of Net Assets ($):
Paid-in capital		2,034,972,945
Accumulated net realized gain (loss) on investments		(111,565,049)
Accumulated net unrealized appreciation
(depreciation) on investments		34,221,978

Net Assets ($)		1,957,629,874

Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)		170,158,818
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		11.50

See notes to financial statements.

The Fund 27

STATEMENT OF OPERATIONS
Year Ended August 31, 2007

Investment Income ($):
Interest Income	101,937,888
Expenses:
Management fee—Note 3(a)	11,777,411
Interest and related expense	3,201,689
Shareholder servicing costs—Note 3(b)	1,943,149
Directors’ fees and expenses—Note 3(c)	147,641
Custodian fees—Note 3(b)	106,803
Professional fees	82,057
Prospectus and shareholders’ reports	81,121
Registration fees	24,780
Loan commitment fees—Note 2	10,038
Miscellaneous	70,102
Total Expenses	17,444,791
Less—reduction in management fee
due to undertaking—Note 3(a)	(5,665)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(59,730)
Net Expenses	17,379,396
Investment Income—Net	84,558,492

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,162,911
Net unrealized appreciation (depreciation) on investments	(66,910,334)
Net Realized and Unrealized Gain (Loss) on Investments	(56,747,423)
Net Increase in Net Assets Resulting from Operations	27,811,069

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007	2006

Operations ($):
Investment income—net	84,558,492	87,492,295
Net realized gain (loss) on investments	10,162,911	10,870,962
Net unrealized appreciation
(depreciation) on investments	(66,910,334)	(37,114,021)
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,811,069	61,249,236

Dividends to Shareholders from ($):
Investment income—net	(84,296,428)	(87,414,073)

Capital Stock Transactions ($):
Net proceeds from shares sold	82,027,702	86,763,684
Net assets received in connection
with reorganization—Note 1	108,588,735	—
Dividends reinvested	56,391,973	57,030,220
Cost of shares redeemed	(217,215,258)	(218,542,758)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	29,793,152	(74,748,854)
Total Increase (Decrease) in Net Assets	(26,692,207)	(100,913,691)

Net Assets ($):
Beginning of Period	1,984,322,081	2,085,235,772
End of Period	1,957,629,874	1,984,322,081

Capital Share Transactions (Shares):
Shares sold	6,930,589	7,370,621
Shares issued in connection
with reorganization—Note 1	9,546,215	—
Shares issued for dividends reinvested	4,774,467	4,847,387
Shares redeemed	(18,404,191)	(18,587,121)
Net Increase (Decrease) in Shares Outstanding	2,847,080	(6,369,113)

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended August 31,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	11.86	12.01	11.84	11.51	11.82
Investment Operations:
Investment income—net [a]	.51	.51	.52	.48	.54
Net realized and unrealized
gain (loss) on investments	(.36)	(.15)	.17	.34	(.31)
Total from Investment Operations	.15	.36	.69	.82	.23
Distributions:
Dividends from investment
income—net	(.51)	(.51)	(.52)	(.49)	(.54)
Net asset value, end of period	11.50	11.86	12.01	11.84	11.51

Total Return (%)	1.21	3.14	5.94	7.20	1.91

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	.86	.81	.78	.85
Ratio of net expenses
to average net assets	.89	.86	.77	.74	.85
Ratio of net investment income
to average net assets	4.31	4.35	4.36	4.12	4.56
Portfolio Turnover Rate	40.26	36.31	29.74	47.77	61.20

Net Assets, end of period
($ x 1,000)	1,957,630	1,984,322	2,085,236	2,143,305	2,312,997

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the “fund”) is a separate diversified series of Dreyfus Bond Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940,as amended (the “Act”),as a diversified open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares which are sold to the public without a sales charge.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

As of the close of business on June 11, 2007, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Insured Municipal Bond Fund, Inc. (“Insured Municipal Bond”) were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Insured Municipal Bond received shares of the fund, in each case in an equal amount to the aggregate net asset value of their investment in Insured Municipal Bond at the time of the exchange.The net asset value of the fund’s shares on the close of business June 11, 2007, after the reorganization was $11.65, and a total of 9,546,215 shares representing net assets of $111,144,725 (including $2,555,990 net unrealized appreciation on investments) were issued to Insured Municipal Bond’s shareholders in the exchange.The exchange was a tax-free event to Insured Municipal Bond shareholders.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

32

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credit from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $372,554, accumulated capital losses $111,384,993 and unrealized appreciation $34,041,922.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2007. If not applied, $15,710,287 of the carryover expires in fiscal 2009, $11,793,725 expires in fiscal 2010, $34,182,166 expires in fiscal 2011 and $49,698,815 expires in fiscal 2012.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006, were as follows: tax exempt income of $84,296,428 and $87,414,073.

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $262,064, increased accumulated net realized gain (loss) on investments by $165,674 and increased paid-in capital by $96,390. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees

34

on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended August 31, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from September 1, 2006 through August 31, 2007 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses exceed an annual rate of .74% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $5,665 during the period ended August 31, 2007.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2007, the fund was charged $1,093,736 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $613,267 pursuant to the transfer agency agreement.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

Effective July 1, 2007, the fund compensates The Bank of New York, an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. For the two months ended August 31, 2007, the fund was charged $19,742 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $996,744, custody fees $57,391, chief compliance officer fees $2,009 and transfer agency per account fees $50,547.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended August 31, 2007, redemption fees charged and retained by the fund amounted to $395. Effective December 1, 2007, the fund will no longer assess a redemption fee on shares that are reassesed or exchanged before the end of the required holding period. The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2007, amounted to $858,919,888 and $807,518,365, respectively.

The fund may participate in Secondary Inverse Floater Structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these vari-

36

able rate securities pays interest based on a floating rate set by a remar-keting agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities.

At August 31, 2007, the cost of investments for federal income tax purposes was $1,912,614,287; accordingly, accumulated net unrealized appreciation on investments was $34,041,922, consisting of $65,021,013 gross unrealized appreciation and $30,979,091 gross unrealized depreciation.

The Fund 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments,of Dreyfus Municipal Bond Fund (one of the funds comprising Dreyfus Bond Funds, Inc), as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 16, 2007

38

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all dividends paid from investment income-net during its fiscal year ended August 31, 2007 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for 2007 calendar year on Form 1099-INT, both which will be mailed by January 31, 2008.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
• Ivory Investment Management, L.P., a registered investment advisor to three private funds,
Senior Advisor
No. of Portfolios for which Board Member Serves: 163
———————
David W. Burke (71)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 88
———————
William Hodding Carter III (72)
Board Member (1988)
Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, Emeritus Director
• The Enterprise Corporation of the Delta, Director
No. of Portfolios for which Board Member Serves: 27

40

Gordon J. Davis (66)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 36
———————
Joni Evans (65)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Principal, Joni Evans Ltd.
• Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 27
———————
Ehud Houminer (67)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman
No. of Portfolios for which Board Member Serves: 67
———————
Richard C. Leone (67)
Board Member (1987)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 27

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Hans C. Mautner (69)
Board Member (1987)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of:
Mezzacappa Long/Short Fund LLC
Mezzacappa Partners LLC
No. of Portfolios for which Board Member Serves: 27
———————
Robin A. Melvin (43)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
No. of Portfolios for which Board Member Serves: 27
———————
Burton N. Wallack (56)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 27
———————
John E. Zuccotti (70)
Board Member (1987)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Visiting Nurse Service of New York, Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arnold S. Hiatt, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Fund 43

OFFICERS OF THE FUND (Unaudited)) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

44

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
37	Report of Independent Registered
Public Accounting Firm
38	Important Tax Information
39	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
High Income Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier High Income Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis over the spring and summer of 2007 produced heightened volatility in the U.S. bond market.As credit concerns spread from the sub-prime mortgage area to other fixed-income market sectors, investors’ appetite for risk shifted from ample to cautious. The resulting “flight to quality” produced declines in the more credit-sensitive areas of the market, including high yield bonds. However, we have seen no significant deterioration of the credit fundamentals underlying most high yield issuers, and default rates have remained near historical lows.

While the credit crunch is likely to lead to a more intense housing recession and consumer slowdown than previously expected, a more severe midcycle slump may help to alleviate certain economic and inflationary pressures. Many investors were encouraged by the Fed’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually. With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
September 19, 2007

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Mark Shenkman, Chief Investment Officer of Shenkman Capital Management, Inc., Sub-Investment Adviser

Fund and Market Performance Overview

Strong performance by high yield bonds over much of the reporting period was derailed by a credit crisis in June and July 2007, when turmoil in the sub-prime mortgage sector spread to other areas of the financial markets. While high yield bonds gave back much of their previous gains, we saw little or no overall deterioration of credit fundamentals among issuers. The fund provided lower returns than its benchmark, due mainly to its focus on higher quality credits during a time in which lower quality “triple-C” credits and discounted bonds (i.e., bonds priced below 90) fared better.

During the 12-month reporting period ended August 31, 2007, Dreyfus Premier High Income Fund achieved total returns of 5.03% for Class A shares, 4.46% for Class B shares, 4.23% for Class C shares and 5.45% for Class I shares.1 For the same period, the fund’s benchmark, the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), produced a 6.72% total return.2

The Fund’s Investment Approach

The fund seeks to maximize total return consistent with capital preservation and prudent risk management.To pursue its goal, the fund generally invests at least 80% of its assets in bonds rated below investment grade.The high yield securities in which the fund invests may include corporate debt securities, structured notes, zero-coupon securities and debt securities issued by states or local governments and their agencies, authorities and other instrumentalities.The fund may invest up to 20% of its assets in investment-grade corporate bonds, U.S. government securities and money market instruments.

When choosing securities for the fund, we generally look for issuers that we believe have positive credit momentum and the potential for

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

credit-rating upgrades. Using a “bottom-up,” fundamental analysis, we seek to maximize returns and minimize default risk through broad diversification, direct communication with management and monitoring all issuers on a systematic basis. We generally avoid investing in industries or issuers that we believe have a high risk of default.

Summer Turbulence Interrupted a Long Market Rally

High yield market conditions generally remained favorable over the first nine months of the reporting period, as a moderate economic slowdown, mild inflation and steady short-term interest rates helped support bond prices. Credit conditions remained sound for most issuers, and default rates hovered near historical lows.These generally benign influences fostered an environment in which investors became comfortable with credit risks. As a result, discounted bonds with “triple-C” credit ratings tended to outperform higher-quality credits over much of the reporting period. In addition, issuers took advantage of investors’ ample appetite for risk by issuing a high volume of new securities to finance corporate acquisitions and leveraged buyouts, many featuring terms and covenants that historically have been considered unfavorable to bondholders.

Market conditions changed dramatically in June 2007, when credit concerns spread from the sub-prime mortgage sector to other parts of the fixed-income market.Although we saw no change in business fundamentals and default rates remained low, high yield investors reassessed their attitudes toward risk. Some highly leveraged buyouts stalled when buyers did not materialize for securities with questionable credit characteristics. In addition,a number of hedge funds were forced to sell securities to raise cash for redemptions and margin calls.The resulting selling pressure led to bouts of reduced liquidity and sharply lower bond prices.

Disciplined Credit Research Helped Cushion Volatility

Throughout the reporting period, we continued to focus on high yield bonds that met our rigorous credit criteria.Although our insistence on maintaining high credit standards reduced the fund’s participation in strength among triple-C credits for most of the reporting period, it also helped cushion the effects of market turbulence during the summer downturn. For example, the fund did not hold sub-prime securities or bonds with direct exposure to the homebuilding industry.

Nonetheless, many holdings lost value when indiscriminate selling pressure affected the entire market, including credits we regarded as sound. Many of those positions showed signs of rebounding just before the reporting period’s end.For the reporting period overall,the fund received relatively strong returns from the support services sector as well as underweighted positions in the homebuilding and automotive sectors.

Adjusting to a New Phase of the Credit Cycle

At the end of the reporting period, we began to see evidence that investors were becoming more selective in their purchases and sales of high yield bonds. As a result, we expect old-fashioned credit research to become a more important determinant of investment success. In our judgment, the fund is well positioned to benefit from this development. However, we believe that risks remain, and it may take some time for the market to adjust to the new environment.Accordingly, we have further reduced the fund’s holdings of triple-C rated bonds in favor of those with single- and double-B credit ratings. In our view, these are prudent strategies during a time of market transition.

September 19, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Effective June 1, 2007, Class R shares were renamed Class I shares.
[2]	SOURCE: BLOOMBERG — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. High Yield Master II Constrained Index is an
unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus
Premier High Income Fund on 1/31/03 (inception date) to a $10,000 investment made in the Merrill Lynch U.S.
High Yield Master II Constrained Index (the “Index”). All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all
classes.The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/07

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (4.5%)	1/31/03	0.33%	6.77%
without sales charge	1/31/03	5.03%	7.85%
Class B shares
with applicable redemption charge †	1/31/03	0.55%	6.96%
without redemption	1/31/03	4.46%	7.30%
Class C shares
with applicable redemption charge ††	1/31/03	3.25%	7.03%
without redemption	1/31/03	4.23%	7.03%
Class I shares	1/31/03	5.45%	8.21%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier High Income Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I

Expenses paid per $1,000 †	$ 5.84	$ 8.58	$ 9.67	$ 4.25
Ending value (after expenses)	$981.60	$979.70	$978.50	$984.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I

Expenses paid per $1,000 †	$ 5.96	$ 8.74	$ 9.86	$ 4.33
Ending value (after expenses)	$1,019.31	$1,016.53	$1,015.43	$1,020.92

† Expenses are equal to the fund’s annualized expense ratio of 1.17% for Class A, 1.72% for Class B, 1.94% for
Class C and .85% for Class I; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2007

	Coupon	Maturity	Principal
Bonds and Notes—91.9%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—.8%
Alion Science and Technology,
Gtd. Notes	10.25	2/1/15	1,500,000	1,440,000
Bombardier,
Sr. Uscd. Notes	8.00	11/15/14	500,000 [a]	518,750
				1,958,750
Auto Related—3.5%
American Axle and Manufacturing,
Gtd. Notes	7.88	3/1/17	1,000,000	940,000
Ford Motor Credit,
Sr. Notes	7.25	10/25/11	1,000,000	912,395
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	700,000	646,998
General Motors,
Sr. Notes	7.13	7/15/13	1,500,000	1,290,000
General Motors,
Unscd. Debs.	7.70	4/15/16	250,000	211,875
General Motors,
Debs.	8.25	7/15/23	1,000,000	802,500
Goodyear Tire & Rubber,
Sr. Notes	9.13	12/1/09	250,000 [a,b]	251,250
KAR Holdings,
Gtd. Notes	10.00	5/1/15	2,000,000 [a]	1,800,000
Lear,
Gtd. Notes, Ser. B	8.75	12/1/16	1,000,000	930,000
United Components,
Sr. Sub. Notes	9.38	6/15/13	1,000,000	1,005,000
				8,790,018
Broadcasting & Media—1.0%
LIN Television,
Sr. Sub. Debs.	2.50	5/15/33	1,500,000	1,466,250
Salem Communications Holding,
Gtd. Notes	7.75	12/15/10	1,000,000	997,500
				2,463,750
Cable & Media—4.0%
Cablevision Systems,
Sr. Unscd. Notes, Ser. B	8.00	4/15/12	2,250,000 [b]	2,165,625
Echostar DBS,
Gtd. Notes	6.63	10/1/14	2,500,000	2,425,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Cable & Media (continued)
Mediacom Broadband,
Sr. Unscd. Notes	8.50	10/15/15	2,000,000	1,990,000
Mediacom/Mediacom Capital,
Sr. Unscd. Notes	9.50	1/15/13	1,500,000	1,507,500
Virgin Media Finance,
Gtd. Notes	9.13	8/15/16	2,000,000	2,032,500
				10,120,625
Chemicals—2.7%
Hexion U.S. Finance/Nova Scotia
Finance, Gtd. Notes	9.75	11/15/14	1,050,000	1,139,250
Lyondell Chemical,
Gtd. Notes	8.25	9/15/16	1,000,000	1,125,000
Momentive Performance,
Gtd. Notes	9.75	12/1/14	750,000 [a]	718,125
Nalco,
Sr. Sub. Notes	8.88	11/15/13	1,500,000	1,541,250
PolyOne,
Sr. Notes	8.88	5/1/12	1,500,000	1,533,750
Tronox Worldwide Finance,
Gtd. Notes	9.50	12/1/12	750,000	761,250
				6,818,625
Consumer Products—4.0%
American Achievement,
Gtd. Notes	8.25	4/1/12	1,500,000	1,462,500
Amscan Holdings,
Sr. Sub. Notes	8.75	5/1/14	825,000	759,000
Central Garden and Pet,
Gtd. Notes	9.13	2/1/13	650,000	632,125
Da-Lite Screen,
Sr. Notes	9.50	5/15/11	1,500,000	1,545,000
Jarden,
Gtd. Notes	7.50	5/1/17	1,000,000	940,000
Leslie’s Poolmart,
Sr. Notes	7.75	2/1/13	2,000,000	1,920,000
Simmons Bedding,
Gtd. Notes	7.88	1/15/14	2,000,000	1,882,500
Visant Holding,
Sr. Notes	8.75	12/1/13	1,000,000	1,005,000
				10,146,125

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Environmental & Facilities Services—1.2%
Casella Waste Systems,
Sr. Sub. Notes	9.75	2/1/13	2,000,000	2,015,000
Waste Services,
Sr. Sub. Notes	9.50	4/15/14	1,000,000	1,015,000
				3,030,000
Food & Beverages—2.4%
B & G Foods,
Gtd. Notes	8.00	10/1/11	1,000,000	985,000
Constellation Brands,
Sr. Notes	7.25	5/15/17	1,000,000 [a]	975,000
Michael Foods,
Gtd. Notes	8.00	11/15/13	1,750,000	1,741,250
Pinnacle Foods,
Sr. Notes	9.25	4/1/15	1,000,000 [a]	927,500
Pinnacle Foods,
Sr. Sub. Notes	10.63	4/1/17	1,500,000 [a]	1,372,500
				6,001,250
Food & Drugs—1.6%
Rite Aid,
Scd. Notes	7.50	3/1/17	1,000,000	935,000
Rite Aid,
Sr. Unscd. Notes	8.63	3/1/15	1,500,000	1,323,750
Stater Brothers Holdings,
Sr. Notes	7.75	4/15/15	1,000,000 [a]	975,000
Stater Brothers Holdings,
Sr. Notes	8.13	6/15/12	750,000	751,875
				3,985,625
Gaming—7.3%
Boyd Gaming,
Sr. Sub. Notes	6.75	4/15/14	1,000,000	950,000
Boyd Gaming,
Sr. Sub. Notes	7.75	12/15/12	1,500,000	1,498,125
CCM Merger,
Notes	8.00	8/1/13	1,500,000 [a]	1,440,000
Chukchansi Economic Development
Authority, Sr. Unscd. Notes	8.86	11/15/12	500,000 [a,b]	503,750
Herbst Gaming,
Gtd. Notes	7.00	11/15/14	1,750,000	1,365,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Gaming (continued)
Herbst Gaming,
Sr. Sub. Notes	8.13	6/1/12	500,000	437,500
Isle of Capri Casinos,
Gtd. Notes	7.00	3/1/14	1,000,000	872,500
MGM Mirage,
Gtd. Notes	7.50	6/1/16	1,750,000	1,736,875
MTR Gaming Group,
Gtd. Notes, Ser. B	9.75	4/1/10	1,000,000	1,015,000
Penn National Gaming,
Sr. Sub. Notes	6.75	3/1/15	500,000	503,750
Pinnacle Entertainment I,
Sr. Sub. Notes	7.50	6/15/15	1,500,000 [a]	1,387,500
Pinnacle Entertainment,
Gtd. Notes	8.25	3/15/12	1,500,000	1,515,000
Seneca Gaming,
Sr. Notes	7.25	5/1/12	400,000	404,000
Seneca Gaming,
Sr. Unscd. Notes, Ser. B	7.25	5/1/12	1,000,000	1,010,000
Shuffle Master,
Sr. Notes	1.25	4/15/24	1,000,000	918,750
Station Casinos,
Sr. Sub. Notes	6.63	3/15/18	250,000	202,500
Station Casinos,
Sr. Sub. Notes	6.88	3/1/16	600,000	505,500
Station Casinos,
Sr. Unscd. Notes	7.75	8/15/16	1,300,000	1,251,250
Wynn Las Vegas/Capital,
First Mortgage Notes	6.63	12/1/14	1,000,000	972,500
				18,489,500
Health Care—9.3%
Advanced Medical Optics,
Sr. Sub. Notes	3.25	8/1/26	1,000,000	816,250
Advanced Medical Optics,
Gtd. Notes	7.50	5/1/17	650,000	596,375
Carriage Services,
Gtd. Notes	7.88	1/15/15	1,000,000	990,000
Community Health Systems,
Sr. Notes	8.88	7/15/15	2,250,000 [a]	2,258,437

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Health Care (continued)
HCA,
Sr. Unscd. Notes	6.50	2/15/16	1,250,000	1,025,000
HCA,
Scd. Notes	9.25	11/15/16	3,500,000 [a]	3,605,000
IASIS Healthcare/Capital,
Gtd. Notes	8.75	6/15/14	1,500,000	1,470,000
LifePoint Hospitals,
Sub. Notes	3.25	8/15/25	550,000 [a]	457,875
Omnicare,
Debs., Ser. OCR	3.25	12/15/35	1,500,000	1,183,125
Par Pharmaceutical Cos.,
Sr. Sub. Notes	2.88	9/30/10	750,000	656,250
Psychiatric Solutions,
Sr. Sub. Notes	7.75	7/15/15	250,000 [a]	246,250
Psychiatric Solutions,
Gtd. Notes	7.75	7/15/15	1,500,000	1,477,500
Service Corp. International,
Sr. Unscd. Notes	7.63	10/1/18	1,000,000	1,010,000
Stewart Enterprises,
Sr. Notes	6.25	2/15/13	600,000 [b]	579,000
Teva Pharmaceuticals Finance,
Gtd. Debs., Ser. D	1.75	2/1/26	300,000	309,000
United Surgical Partners,
Sr. Sub. Notes	8.88	5/1/17	1,500,000 [a]	1,440,000
Universal Hospital Services,
Scd. Notes	8.76	6/1/15	2,000,000 [a,b]	1,940,000
Vanguard Health Holding II,
Sr. Sub. Notes	9.00	10/1/14	1,500,000	1,410,000
Vanguard Health Holdings,
Sr. Discount Notes	11.25	10/1/15	900,000 [c]	657,000
Warner Chilcott,
Gtd. Notes	8.75	2/1/15	1,500,000 [b]	1,503,750
				23,630,812
Manufacturing—1.6%
Chart Industries,
Sr. Sub. Notes	9.13	10/15/15	1,750,000 [b]	1,802,500
General Growth Properties,
Sr. Notes	3.98	4/15/27	500,000 [a]	440,625

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Manufacturing (continued)
RBS Global & Rexnord,
Gtd. Notes	9.50	8/1/14	100,000	101,500
Trimas,
Gtd. Notes	9.88	6/15/12	1,750,000	1,771,875
				4,116,500
Media/Diversified & Services—4.5%
CMP Susquehanna,
Gtd. Notes	9.88	5/15/14	1,550,000 [b]	1,441,500
Hughes Network Systems/HNS
Finance, Gtd. Notes	9.50	4/15/14	2,500,000	2,487,500
Intelsat Bermuda,
Gtd. Notes	9.25	6/15/16	1,000,000	1,035,000
Intelsat Bermuda,
Sr. Unscd. Notes	11.25	6/15/16	2,100,000	2,207,625
Lamar Media,
Sr. Unscd. Notes	6.63	8/15/15	1,000,000	960,000
Quebecor Media,
Sr. Notes	7.75	3/15/16	2,000,000	1,912,500
RH Donnelley,
Sr. Unscd. Notes,	6.88	1/15/13	800,000	758,000
WMG Holdings,
Gtd. Notes	9.50	12/15/14	750,000 [c]	534,375
				11,336,500
Mining & Metals—1.9%
Aleris International,
Gtd. Notes	10.00	12/15/16	1,500,000	1,406,250
Alpha Natural Resources/Capital,
Gtd. Notes	10.00	6/1/12	1,500,000 [b]	1,558,125
Arch Western Finance,
Gtd. Notes	6.75	7/1/13	1,000,000 [b]	951,250
Massey Energy,
Gtd. Notes	6.88	12/15/13	500,000	453,750
Peabody Energy,
Jr. Sub. Debs.	4.75	12/15/66	250,000	247,500
Peabody Energy,
Gtd. Notes	7.38	11/1/16	150,000	151,875
				4,768,750

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Non Food & Drug—5.3%
Autonation,
Gtd. Notes	7.36	4/15/13	1,700,000 [b]	1,606,500
Buhrmann US,
Gtd. Notes	8.25	7/1/14	2,000,000	1,890,000
Pantry,
Gtd. Notes	7.75	2/15/14	1,000,000	955,000
Petro Stopping Centers/Financial,
Gtd. Notes	9.00	2/15/12	1,000,000	1,047,500
Sally Holdings,
Sr. Notes	9.25	11/15/14	1,000,000 [a]	990,000
Sally Holdings,
Sr. Sub. Notes	10.50	11/15/16	1,750,000 [a]	1,680,000
Susser Holdings,
Gtd. Notes	10.63	12/15/13	1,412,000	1,482,600
United Auto Group,
Gtd. Bonds	7.75	12/15/16	1,500,000	1,440,000
Yankee Acquisition,
Gtd. Notes, Ser. B	8.50	2/15/15	1,000,000	945,000
Yankee Acquisition,
Gtd. Notes, Ser. B	9.75	2/15/17	1,500,000	1,350,000
				13,386,600
Oil & Gas—8.7%
Berry Petroleum,
Sr. Sub. Notes	8.25	11/1/16	1,050,000	1,039,500
Complete Production Services,
Gtd. Notes	8.00	12/15/16	1,000,000	967,500
Compton Petroleum Finance,
Gtd. Notes	7.63	12/1/13	2,000,000	1,910,000
Denbury Resources,
Gtd. Notes	7.50	4/1/13	1,000,000	1,002,500
Denbury Resources,
Sr. Sub. Notes	7.50	12/15/15	1,000,000	1,000,000
Encore Acquisition,
Gtd. Notes	6.00	7/15/15	1,500,000	1,327,500
Encore Acquisition,
Gtd. Notes	6.25	4/15/14	750,000	688,125

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Energy Partners,
Sr. Notes	9.75	4/15/14	1,500,000 [a]	1,402,500
Exco Resources,
Scd. Notes	7.25	1/15/11	3,000,000	3,037,500
Mariner Energy,
Gtd. Notes	8.00	5/15/17	1,500,000	1,428,750
PetroHawk Energy,
Gtd. Notes	9.13	7/15/13	2,065,000	2,163,088
Petroplus Finance,
Gtd. Notes	7.00	5/1/17	2,000,000 [a]	1,850,000
Verasun Energy,
Sr. Notes	9.38	6/1/17	1,500,000 [a]	1,398,750
W&T Offshore,
Gtd. Notes	8.25	6/15/14	3,000,000 [a]	2,812,500
				22,028,213
Packaging & Containers—.7%
BWAY,
Gtd. Notes	10.00	10/15/10	1,000,000 [b]	1,025,000
Owens Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	750,000	727,500
				1,752,500
Paper & Forest Products—2.5%
Abitibi-Consolidated Finance,
Gtd. Notes	7.88	8/1/09	500,000	457,500
Abitibi-Consolidated,
Gtd. Notes	8.38	4/1/15	1,000,000	790,000
Abitibi-Consolidated,
Notes	8.86	6/15/11	500,000 [b]	432,500
Boise Cascade,
Gtd. Notes	7.13	10/15/14	850,000	786,250
Boise Cascade,
Gtd. Notes	8.24	10/15/12	1,000,000 [b]	995,000
Catalyst Paper,
Gtd. Notes	7.38	3/1/14	900,000	729,000
Stone Container,
Sr. Unscd. Notes	8.00	3/15/17	2,000,000	1,917,500
Stone Container,
Sr. Notes	8.38	7/1/12	250,000	246,250
				6,354,000

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Printing & Publishing—3.1%
CBD Media Holdings/Finance,
Sr. Notes	9.25	7/15/12	1,000,000	1,015,000
CBD Media/Finance,
Sr. Sub. Notes	8.63	6/1/11	1,000,000	1,001,250
Cenveo Corporation,
Sr. Sub. Notes	7.88	12/1/13	1,500,000	1,380,000
Idearc,
Gtd. Notes	8.00	11/15/16	2,500,000	2,481,250
R.H. Donnelley,
Sr. Notes, Ser. A-3	8.88	1/15/16	2,000,000	2,060,000
				7,937,500
Restaurants—.8%
Seminole Hard Rock Entertainment,
Scd. Notes	7.86	3/15/14	2,000,000 [a,b]	1,950,000
Support Services—9.0%
Aramark,
Gtd. Notes	8.50	2/1/15	3,000,000	3,003,750
Avis Budget Car Rental/Finance,
Gtd. Notes	8.06	5/15/14	1,250,000	1,218,750
Corrections Corp. of America,
Sr. Notes	7.50	5/1/11	750,000	757,500
Education Management/Finance,
Gtd. Notes	10.25	6/1/16	1,000,000	1,037,500
FTI Consulting,
Gtd. Notes	7.75	10/1/16	750,000	751,875
Hertz,
Gtd. Notes	8.88	1/1/14	2,500,000	2,600,000
Hertz,
Gtd. Notes	10.50	1/1/16	1,000,000	1,085,000
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	3,200,000 [a]	2,928,000
Iron Mountain,
Gtd. Notes	7.75	1/15/15	1,000,000	977,500
Iron Mountain,
Gtd. Notes	8.63	4/1/13	500,000	502,500
Mac-Gray,
Sr. Unscd. Notes	7.63	8/15/15	1,250,000	1,240,625
Mobile Services Group,
Sr. Notes	9.75	8/1/14	1,000,000 [a]	1,012,500

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Support Services (continued)
Neff,
Sr. Notes	10.00	6/1/15	675,000 [a]	597,375
Rental Service,
Bonds	9.50	12/1/14	2,200,000 [a]	2,164,250
West,
Gtd. Notes	9.50	10/15/14	1,000,000	1,010,000
West,
Gtd. Notes	11.00	10/15/16	1,000,000	1,020,000
Williams Scotsman,
Gtd. Notes	8.50	10/1/15	650,000	705,250
				22,612,375
Technology—4.0%
Celestica,
Sr. Sub. Notes	7.63	7/1/13	500,000	460,000
Celestica,
Sr. Sub. Notes	7.88	7/1/11	500,000	477,500
Freescale Semiconductor,
Sr. Sub. Notes	10.13	12/15/16	1,000,000	875,000
NXP/Funding,
Gtd. Notes	9.50	10/15/15	750,000	650,625
Sabre Holdings,
Unsub. Notes	8.35	3/15/16	1,750,000 [b]	1,531,250
Sungard Data Systems,
Gtd. Notes	9.13	8/15/13	1,500,000	1,556,250
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	2,500,000	2,587,500
Syniverse Technologies,
Gtd. Notes, Ser. B	7.75	8/15/13	2,000,000	1,860,000
				9,998,125
Telecommunications—7.1%
Centennial Communications,
Sr. Unscd. Notes	8.13	2/1/14	1,000,000 [b]	992,500
Centennial Communications,
Sr. Notes	11.11	1/1/13	1,500,000 [b]	1,545,000
Cincinnati Bell,
Gtd. Notes	8.38	1/15/14	1,500,000	1,492,500
Citizens Communications,
Sr. Unscd. Notes	7.88	1/15/27	2,000,000	1,885,000
Hawaiian Telcom Communications,
Gtd. Notes, Ser. B	10.86	5/1/13	500,000 [b]	507,500

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Intelsat,
Sr. Unscd. Notes	7.63	4/15/12	1,250,000	1,046,875
Level 3 Financing,
Gtd. Notes	8.75	2/15/17	1,250,000	1,181,250
Nordic Telephone Holdings,
Scd. Bonds	8.88	5/1/16	3,500,000 [a]	3,640,000
Paetec Holding,
Gtd. Notes	9.50	7/15/15	2,000,000 [a]	1,920,000
Qwest,
Sr. Notes	8.61	6/15/13	1,000,000 [b]	1,060,000
Time Warner Telecom Holdings,
Gtd. Notes	9.25	2/15/14	300,000	312,000
Windstream,
Gtd. Notes	7.00	3/15/19	2,000,000	1,895,000
Windstream,
Gtd. Notes	8.63	8/1/16	500,000	525,000
				18,002,625
Textiles & Apparel—1.5%
Hanesbrands,
Gtd. Notes, Ser. B	8.78	12/15/14	1,000,000 [b]	1,003,750
Oxford Industries,
Gtd. Notes	8.88	6/1/11	1,150,000	1,158,625
Perry Ellis International,
Gtd. Notes, Ser. B	8.88	9/15/13	500,000	485,000
Warnaco,
Sr. Unscd. Notes	8.88	6/15/13	1,000,000	1,045,000
				3,692,375
Transportation—.9%
CHC Helicopter,
Gtd. Notes	7.38	5/1/14	1,000,000	935,000
Gulfmark Offshore,
Gtd. Notes	7.75	7/15/14	1,250,000 [b]	1,237,500
				2,172,500
Utilities—2.5%
Dynegy Holdings,
Sr. Unscd. Debs.	7.13	5/15/18	500,000	447,500
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	1,500,000	1,481,250
Edison Mission Energy,
Sr. Notes	7.63	5/15/27	2,000,000 [a]	1,870,000

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Utilities (continued)
Inergy/Finance,
Sr. Unscd. Notes	6.88	12/15/14	1,500,000	1,440,000
NRG Energy,
Gtd. Notes	7.38	2/1/16	1,000,000	990,000
				6,228,750
Total Bonds and Notes
(cost $239,472,936)				231,772,393

Preferred Stocks—.0%			Shares	Value ($)

Broadcasting & Media
Spanish Broadcasting System,
Ser. B, Cum. $107.5
(cost $721)			1	692

Other Investment—6.0%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $15,038,000)			15,038,000 [d]	15,038,000

Total Investments (cost $254,511,657)			97.9%	246,811,085
Cash and Receivables (Net)			2.1%	5,194,988
Net Assets			100.0%	252,006,073

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, these securities amounted to $47,473,437 or 18.8% of net assets.
[b] Variable rate security—interest rate subject to periodic change.
[c] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †
	Value (%)		Value (%)

Corporate Bonds	91.9	Preferred Stocks	.0
Money Market Investment	6.0		97.9
† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	239,473,657	231,773,085
Affiliated issuers	15,038,000	15,038,000
Dividends and interest receivable		4,951,224
Receivable for investment securities sold		2,156,513
Receivable for shares of Common Stock subscribed		88,984
Prepaid expenses		40,086
		254,047,892

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		296,802
Cash overdraft due to custodian		74,828
Payable for investment securities purchased		1,015,640
Payable for shares of Common Stock redeemed		529,068
Interest payable—Note 2		933
Accrued expenses		124,548
		2,041,819

Net Assets ($)		252,006,073

Composition of Net Assets ($):
Paid-in capital		258,241,645
Accumulated undistributed investment income—net		1,753,182
Accumulated net realized gain (loss) on investments		(288,182)
Accumulated net unrealized appreciation
(depreciation) on investments		(7,700,572)

Net Assets ($)		252,006,073

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	116,470,741	47,360,474	71,313,227	16,861,631
Shares Outstanding	8,860,478	3,605,042	5,440,366	1,279,764

Net Asset Value
Per Share ($)	13.14	13.14	13.11	13.18

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS
Year Ended August 31, 2007

Investment Income ($):
Income:
Interest	24,284,747
Cash Dividends:
Unaffiliated issuers	143,868
Affiliated issuers	374,233
Total Income	24,802,848
Expenses:
Management fee—Note 3(a)	2,375,684
Shareholder servicing costs—Note 3(c)	1,033,877
Distribution fees—Note 3(b)	953,189
Registration fees	68,351
Professional fees	47,256
Prospectus and shareholders’ reports	42,017
Custodian fees—Note 3(c)	28,417
Directors’ fees and expenses—Note 3(d)	24,411
Interest expense—Note 2	1,652
Loan commitment fees—Note 2	1,386
Miscellaneous	67,625
Total Expenses	4,643,865
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(9,684)
Net Expenses	4,634,181
Investment Income—Net	20,168,667

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,884,888
Net unrealized appreciation (depreciation) on investments	(8,695,547)
Net Realized and Unrealized Gain (Loss) on Investments	(3,810,659)
Net Increase in Net Assets Resulting from Operations	16,358,008

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007[a]	2006

Operations ($):
Investment income—net	20,168,667	21,538,658
Net realized gain (loss) on investments	4,884,888	2,644,675
Net unrealized appreciation
(depreciation) on investments	(8,695,547)	(9,927,115)
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,358,008	14,256,218

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(10,808,976)	(10,910,556)
Class B shares	(3,689,225)	(4,227,391)
Class C shares	(5,911,419)	(7,673,888)
Class I shares	(1,716,739)	(1,115,692)
Total Dividends	(22,126,359)	(23,927,527)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	43,809,250	61,793,228
Class B shares	1,384,677	3,901,413
Class C shares	7,579,693	10,517,577
Class I shares	8,993,029	8,754,400
Dividends reinvested:
Class A shares	8,204,603	8,369,273
Class B shares	2,037,784	2,184,540
Class C shares	2,966,909	3,634,175
Class I shares	1,285,333	557,873
Cost of shares redeemed:
Class A shares	(91,853,683)	(69,138,619)
Class B shares	(14,262,747)	(15,352,841)
Class C shares	(39,993,381)	(48,987,737)
Class I shares	(13,471,829)	(2,088,522)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(83,320,362)	(35,855,240)
Total Increase (Decrease) in Net Assets	(89,088,713)	(45,526,549)

Net Assets ($):
Beginning of Period	341,094,786	386,621,335
End of Period	252,006,073	341,094,786
Undistributed investment income—net	1,753,182	2,215,264

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,

	2007[a]	2006

Capital Share Transactions:
Class A [b]
Shares sold	3,211,354	4,576,250
Shares issued for dividends reinvested	603,511	620,206
Shares redeemed	(6,783,944)	(5,115,689)
Net Increase (Decrease) in Shares Outstanding	(2,969,079)	80,767

Class B [b]
Shares sold	101,685	288,337
Shares issued for dividends reinvested	150,052	161,203
Shares redeemed	(1,049,008)	(1,136,123)
Net Increase (Decrease) in Shares Outstanding	(797,271)	(686,583)

Class C
Shares sold	556,020	778,565
Shares issued for dividends reinvested	218,773	269,614
Shares redeemed	(2,952,014)	(3,631,537)
Net Increase (Decrease) in Shares Outstanding	(2,177,221)	(2,583,358)

Class I
Shares sold	657,513	650,481
Shares issued for dividends reinvested	94,264	41,360
Shares redeemed	(994,558)	(154,340)
Net Increase (Decrease) in Shares Outstanding	(242,781)	537,501

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	During the period ended August 31, 2007, 110,576 Class B shares representing $1,513,304, were automatically converted to 110,559 Class A shares and during the period ended August 31, 2006, 65,239 Class B shares representing $883,487 were automatically converted to 65,225 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.45	13.81	13.85	13.39	12.50
Investment Operations:
Investment income—net [b]	.91	.87	.85	.92	.48
Net realized and unrealized
gain (loss) on investments	(.23)	(.28)	.02	.45	.70
Total from Investment Operations	.68	.59	.87	1.37	1.18
Distributions:
Dividends from investment income—net	(.99)	(.95)	(.91)	(.91)	(.29)
Net asset value, end of period	13.14	13.45	13.81	13.85	13.39

Total Return (%) [c]	5.03	4.50	6.47	10.40	9.55[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	1.15	1.15	1.18	1.33[e]
Ratio of net expenses
to average net assets	1.18	1.15	1.14	1.16	1.25[e]
Ratio of net investment income
to average net assets	6.65	6.40	6.09	6.60	6.31[e]
Portfolio Turnover Rate	73.12	54.43	62.54	62.65	21.71[d]

Net Assets, end of period ($ x 1,000)	116,471	159,160	162,254	184,674	117,731

[a]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class B Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.45	13.80	13.84	13.38	12.50
Investment Operations:
Investment income—net [b]	.83	.80	.78	.84	.44
Net realized and unrealized
gain (loss) on investments	(.23)	(.27)	.02	.45	.70
Total from Investment Operations	.60	.53	.80	1.29	1.14
Distributions:
Dividends from investment income—net	(.91)	(.88)	(.84)	(.83)	(.26)
Net asset value, end of period	13.14	13.45	13.80	13.84	13.38

Total Return (%) [c]	4.46	4.05	5.91	9.83	9.24[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.67	1.67	1.72	1.88[e]
Ratio of net expenses
to average net assets	1.71	1.67	1.67	1.71	1.75[e]
Ratio of net investment income
to average net assets	6.12	5.88	5.57	6.06	5.77[e]
Portfolio Turnover Rate	73.12	54.43	62.54	62.65	21.71[d]

Net Assets, end of period ($ x 1,000)	47,360	59,192	70,228	69,573	45,444

[a]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.

See notes to financial statements.

		Year Ended August 31,

Class C Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.42	13.77	13.81	13.36	12.50
Investment Operations:
Investment income—net [b]	.80	.76	.74	.81	.43
Net realized and unrealized
gain (loss) on investments	(.23)	(.26)	.02	.45	.68
Total from Investment Operations	.57	.50	.76	1.26	1.11
Distributions:
Dividends from investment income—net	(.88)	(.85)	(.80)	(.81)	(.25)
Net asset value, end of period	13.11	13.42	13.77	13.81	13.36

Total Return (%) [c]	4.23	3.80	5.66	9.53	9.00[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.94	1.90	1.90	1.96	2.11[e]
Ratio of net expenses
to average net assets	1.94	1.90	1.90	1.94	2.00[e]
Ratio of net investment income
to average net assets	5.89	5.64	5.33	5.82	5.64[e]
Portfolio Turnover Rate	73.12	54.43	62.54	62.65	21.71[d]

Net Assets, end of period ($ x 1,000)	71,313	102,211	140,505	155,189	75,962

[a]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class I Shares	2007[a]	2006	2005	2004	2003 [b]

Per Share Data ($):
Net asset value, beginning of period	13.49	13.84	13.88	13.42	12.50
Investment Operations:
Investment income—net [c]	.98	.92	.90	.94	.42
Net realized and unrealized
gain (loss) on investments	(.26)	(.27)	.01	.46	.80
Total from Investment Operations	.72	.65	.91	1.40	1.22
Distributions:
Dividends from investment income—net	(1.03)	(1.00)	(.95)	(.94)	(.30)
Net asset value, end of period	13.18	13.49	13.84	13.88	13.42

Total Return (%)	5.45	4.85	6.76	10.75	9.80[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	.84	.85	.90	1.35[e]
Ratio of net expenses
to average net assets	.85	.84	.84	.90	1.00[e]
Ratio of net investment income
to average net assets	6.99	6.75	6.41	6.92	6.11[e]
Portfolio Turnover Rate	73.12	54.43	62.54	62.65	21.71[d]

Net Assets, end of period ($ x 1,000)	16,862	20,532	13,634	11,265	2,048

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[c]	Based on average shares outstanding at each month end.
[d]	Not annualized.
[e]	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier High Income Fund (the “fund”) is a separate diversified series of Dreyfus Bond Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to maximize total return consistent with capital preservation and prudent risk management. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Shenkman Capital Management, Inc. (“Shenkman Capital”) serves as the fund’s sub-investment adviser.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered open-end investment companies that are not traded on an exchange, are valued at their net asset value.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credit from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the fund on the ex-dividend date. The fund declares and pays dividends from investment income-net monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On August 31, 2007, the Board of Directors declared a cash dividend per share of $.084 for Class A, $.077 for Class B, $.075 for Class C and $.087 for Class I from undistributed investment income-net, payable on September 4, 2007 (ex-dividend date) to shareholders of record as of the close of business on September 1, 2007.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, pre-

sented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,753,182, undistributed capital gains $322,916 and unrealized depreciation $8,311,670.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006, were as follows: ordinary income of $22,126,359 and $23,927,527.

During the period ended August 31,2007,as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and consent fees, the fund increased accumulated undistributed investment income-net by $1,495,610 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2007 was approximately $29,000 with a related weighted average annualized interest rate of 5.69% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Shenkman Capital, Dreyfus pays Shenkman Capital a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

During the period ended August 31, 2007, the Distributor retained $11,664 from commissions earned on sales of the fund’s Class A shares, and $237,539 and $11,332 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2007, Class B and Class C shares were charged $274,401 and $678,788, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2007, Class A, Class B and Class C shares were charged $371,128, $137,201 and $226,263, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $155,030 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement to provide custodial services for the fund. During the period ended August 31, 2007, the fund was charged $28,417 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $159,626, Rule 12b-1 distribution plan fees $66,220, shareholder services plan fees $50,555, custodian fees $9,502, chief compliance officer fees $2,009 and transfer agency per account fees $8,890.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund invests it available cash in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2007, amounted to $222,075,526, and $304,835,160, respectively.

At August 31, 2007, the cost of investments for federal income tax purposes was $255,122,755; accordingly, accumulated net unrealized depreciation on investments was $8,311,670, consisting of $1,494,881 gross unrealized appreciation and $9,806,551 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier High Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Premier High Income Fund (one of the funds comprising Dreyfus Bond Funds, Inc.), as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier High Income Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 16, 2007

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates .80% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $143,868 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns. Also, the fund hereby designates 97.58% of ordinary income dividends paid during the fiscal year ended August 31, 2007 as qualifying “interest related dividends”.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
  Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor

No. of Portfolios for which Board Member Serves: 163

———————

David W. Burke (71)
Board Member (1994)

Principal Occupation During Past 5 Years:

  Corporate Director and Trustee.

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 88

———————

William Hodding Carter III (72)
Board Member (1988)

Principal Occupation During Past 5 Years:

  Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (January 1, 2006-present)
  President and Chief Executive Officer of the John S. and James L. Knight Foundation (February 1, 1998-February 1, 2006)

Other Board Memberships and Affiliations:

  The Century Foundation, Emeritus Director
  The Enterprise Corporation of the Delta, Director

No. of Portfolios for which Board Member Serves: 27

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gordon J. Davis (66)
Board Member (2007)

Principal Occupation During Past 5 Years:

  Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 36

———————

Joni Evans (65)
Board Member (2007)

Principal Occupation During Past 5 Years:

  Principal, Joni Evans Ltd.
  Senior Vice President of the William Morris Agency (2005)

No. of Portfolios for which Board Member Serves: 27

———————

Ehud Houminer (67)
Board Member (1994)

Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 67

———————

Richard C. Leone (67)
Board Member (1976)

Principal Occupation During Past 5 Years:

  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

Other Board Memberships and Affiliations:

  The American Prospect, Director
  Center for American Progress, Director

No. of Portfolios for which Board Member Serves: 27

Hans C. Mautner (69)
Board Member (1978)

Principal Occupation During Past 5 Years:

  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

Other Board Memberships and Affiliations:

  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
  Mezzacappa Partners LLC

No. of Portfolios for which Board Member Serves: 27

———————

Robin A. Melvin (43)
Board Member (1995)

Principal Occupation During Past 5 Years:

  Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances

No. of Portfolios for which Board Member Serves: 27

———————

Burton N. Wallack (56)
Board Member (2007)

Principal Occupation During Past 5 Years:

• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 27

———————

John E. Zuccotti (70)
Board Member (1977)

Principal Occupation During Past 5 Years:

  Chairman of Brookfield Financial Properties, Inc.
  Senior Counsel of Weil, Gotshal & Manges, LLP
  Chairman of the Real Estate Board of New York

Other Board Memberships and Affiliations:

  Emigrant Savings Bank, Director
  Wellpoint, Inc., Director
  Visiting Nurse Service of New York, Director
  Columbia University,Trustee
  Doris Duke Charitable Foundation,Trustee

No. of Portfolios for which Board Member Serves: 27

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information abou t the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 43

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 MBSC Securities Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,785 in 2006 and $76,785 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2006 and $5,122 in 2007. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,810 in 2006 and $6,194 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,859 in 2006 and $1,987 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $445,221 in 2006 and $1,629,020 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Bond Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	October 23, 2007

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)

Exhibit (a)(1)

THE DREYFUS FAMILY OF FUNDS CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

1. Covered Officers/Purpose of the Code

     This code of ethics (the "Code") for the investment companies within the complex (each, a "Fund") applies to each Fund's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or other persons performing similar functions, each of whom is listed on Exhibit A (the "Covered Officers"), for the purpose of promoting:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
  full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Fund;
  compliance with applicable laws and governmental rules and regulations;
  the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
  accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

2. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as "affiliated persons" of the Fund. The compliance programs and procedures of the Fund and the Fund's investment adviser (the "Adviser") are designed to prevent, or identify and correct, violations of these provisions. The Code does not, and is not intended to, repeat or replace these programs and procedures, and the circumstances they cover fall outside of the parameters of the Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the Adviser of which the Covered Officers are also officers or employees. As a result, the Code recognizes that the Covered Officers, in the ordinary course of their duties (whether formally for the Fund or for the Adviser, or for both), will be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Fund and, if addressed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, will be deemed to have been handled ethically. In addition, it is recognized by the Fund's Board that the Covered Officers also may be officers or employees of one or more other investment companies covered by this or other codes of ethics.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. Covered Officers should keep in mind that the Code cannot enumerate every possible scenario. The overarching principle of the Code is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

Each Covered Officer must:
  not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;
  not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and
  not retaliate against any employee or Covered Officer for reports of potential violations that are made in good faith.

3. Disclosure and Compliance

  Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Fund within his area of responsibility;
  each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund's Board members and auditors, and to governmental regulators and self-regulatory organizations;
  each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Fund and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and
  it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

4. Reporting and Accountability Each Covered Officer must:
  upon adoption of the Code (or thereafter, as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;
  annually thereafter affirm to the Board that he has complied with the requirements of the Code; and
  notify the Adviser's General Counsel (the "General Counsel") promptly if he knows of any violation of the Code. Failure to do so is itself a violation of the Code.

     The General Counsel is responsible for applying the Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. However, waivers sought by any Covered Officer will be considered by the Fund's Board.

The Fund will follow these procedures in investigating and enforcing the Code:

  the General Counsel will take all appropriate action to investigate any potential violations reported to him;
  if, after such investigation, the General Counsel believes that no violation has occurred, the General Counsel is not required to take any further action;
  any matter that the General Counsel believes is a violation will be reported to the Board;
  if the Board concurs that a violation has occurred, it will consider appropriate action, which may include: review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser or its board; or dismissal of the Covered Officer;
  the Board will be responsible for granting waivers, as appropriate; and
  any waivers of or amendments to the Code, to the extent required, will be disclosed as provided by SEC rules.
5. Other Policies and Procedures

     The Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. The Fund's, its principal underwriter's and the Adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the Adviser's additional policies and procedures, including its Code of Conduct, are separate requirements applying to the Covered Officers and others, and are not part of the Code.

6. Amendments

     The Code may not be amended except in written form, which is specifically approved or ratified by a majority vote of the Fund's Board, including a majority of independent Board members.

7. Confidentiality

     All reports and records prepared or maintained pursuant to the Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or the Code, such matters shall not be disclosed to anyone other than the appropriate Funds and their counsel, the appropriate Boards (or Committees) and their counsel and the Adviser.

8. Internal Use

     The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

Dated as of: July 1, 2003

Exhibit A
Persons Covered by the Code of Ethics
J. David Officer	President	(Principal Executive Officer)
(Principal Financial and
James Windels	Treasurer	Accounting Officer)
Revised as of December 29, 2006